SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

AMENDMENT NO. 1 TO FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest reported): March 23, 2005

ROANOKE TECHNOLOGY CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

FLORIDA (State or other jurisdiction of Incorporation)	000-26715 (Commission File Number)	22-3558993 (IRS Employer ID No.)

  2720 N. Wesleyan Blvd.

Rocky Mount, North Carolina 27804

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(252) 428-0200

(ISSUER TELEPHONE NUMBER)

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIALS STATEMENTS TO A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

The consolidated balance sheet and statement of operations included in the financial statements filed by Roanoke Technology Corporation prior to the date of this current report on 8-K will be restated as discussed below. On March 23, 2005, management, after consulting with the independent auditor, determined that the Company had not recorded the value of the beneficial conversion feature and related discount and amortization of the discount on the notes payable in accordance with EITF 98-5. In addition, the Company failed to correctly accrue an officer’s salary in accordance with his employment agreement.

As such, the Company intends to restate its consolidated balance sheet, statement of operations and cash flows for the year ended October 31, 2004 to present such statements in accordance with generally accepted accounting principals in the United States of America and EITF 98-5. No prior quarters or financial statements were affected by the restatements.

On March 23, 2005, Roanoke Technology Corp. will file an amendment to its October 31, 2004 10-K to restate its previously reported financial results for the fiscal year end 2004 as stated above.

CONTROLS AND PROCEDURES

As of the end of the period covered by this report (the “Evaluation Date”), our management, including our Chief Executive Officer and Chief Financial Officer, conducted an evaluation (Evaluation”) of the effectiveness of the design and operation of our disclosure controls and procedures, as defined in Rule 13a-15(e) or Rule 15d-15(e) under the Securities Exchange Act of 1934. In the course of the Evaluation, we identified a significant material weakness in our internal disclosure controls and procedures.

In January 2005, our Independent Auditor advised our Board of Directors that during the course of the fiscal 2005 audit, they noted deficiencies in internal controls relating to:

•	A weakness in our financial reporting process as a result of a lack of adequate training in the accounting department.

This internal control weakness may also constitute a material weakness in our disclosure controls. In response, we have provided additional training to our accounting staff in order to ensure that there were no material misstatements in our consolidated financial statements. Our Chief Executive Officer and Chief Financial Officer concluded that as of Evaluation Date our disclosure controls and procedures were not effective, however, as of the date of filing of this amended report, our Chief Executive Officer and Chief Financial Officer concluded that we maintain disclosure controls and procedures that are effective in providing reasonable assurance that information required to be disclosed in our reports under the Securities and Exchange Act of 1934 is recorded, processed, summarized and reported within the same time periods specified in the SEC’s rules and forms, and that such information is accumulated and communicated to our management, including our Chief Executive Officer and Chief Financial Officer, to allow timely decisions regarding required disclosure.

Although we currently believe we will not need to take additional step to remediate the above-referenced material weakness, we will continue to evaluate the effectiveness of our design and operation of our disclosure controls and procedures on an ongoing basis, and will take further action as appropriate.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ROANOKE TECHNOLOFY CORPORATION

By: /s/ David L. Smith, Jr.

David L. Smith, Jr.

President

May 26, 2005